EXHIBIT 99.1

Filed by Logiq Inc.

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Logiq, Inc.

(File No. 000-51815)

October 2, 2023

DLQ Announces Effectiveness of Registration Statement on Form S-4 in Connection

with Pending Listing on NASDAQ via Merger with Abri SPAC I

New York, NY, October 02, 2023 (GLOBE NEWSWIRE) – DLQ, Inc., a provider of digital consumer acquisition solutions (DLQ), and a wholly-owned subsidiary of Logiq, Inc. (OTCQX:LGIQ), has provided an update on its previously announced pending merger transaction with ABRI SPAC I, Inc. (Nasdaq: ASPA, ASPAW, ASPAU, “Abri”), a special purpose acquisition company (SPAC).

The registration statement on Form S-4, initially filed with the U.S. Securities and Exchange Commission (SEC) by Abri on November 3, 2022, (as amended, the “Registration Statement”), was declared effective by the SEC on September 29.

The Registration Statement was filed in connection with the previously announced merger of DLQ and Abri and contains a proxy statement and prospectus of Abri.

Logiq also filed a preliminary proxy statement of its own on Schedule 14(a) and announced that it has scheduled a special meeting of its stockholders (the "Special Meeting") to, among other things, seek approval of matters related to the merger from such stockholders. The Logiq Special Meeting will be held virtually on October 23, 2023, at 11:00 a.m. Eastern Standard Time.

Logiq has adopted a completely virtual format for its Meeting to provide a healthy, consistent, and convenient experience to all stockholders regardless of location. You may attend, vote, and submit questions during the Meeting via the Internet at http://www.virtualshareholdermeeting.com/lgiq2023sm Logiq’s stockholders of record as of September 25, 2023 are entitled to vote at the Special Meeting. The Meeting website will be available via the link above after Logiq mails its definitive proxy statement to shareholders close to the Meeting date.

Logiq’s proxy statement contains important information about the proposed merger transactions, the merger agreement and the proposals to be considered at the Special Meeting.

Upon the closing of the business combination, the combined company is expected to be renamed “Collective Audience, Inc.” and remain listed on the Nasdaq Global Market under the proposed ticker symbols “CAUD” and “CAUDW”.

Abri’s Registration Statement is available and may be accessed without charge on the SEC's website at www.sec.gov (as filed under Abri SPAC I, Inc.). The preliminary proxy statement of Logiq may also be may be accessed without charge on the SEC's website at www.sec.gov (as filed under Logiq, Inc.) or at the SEC filings portion of Logiq’s website at logiq.com/ir/sec-filings.

The merger is expected to close in the fourth quarter of 2023, subject to customary closing conditions, including approval of the merger by the stockholders of Logiq at the Special Meeting, approval of the stockholders of Abri at its special meeting, and approval by Nasdaq of the combined company’s listing application.

Filed by Logiq Inc.

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Logiq, Inc.

(File No. 000-51815)

October 2, 2023

About DLQ
DLQ, Inc. is a U.S.-based provider of e-commerce and digital customer acquisition solutions by simplifying digital advertising. It provides data-driven, end-to-end marketing through its results solution or providing software to access data by activating campaigns across multiple channels.

The company’s digital marketing business includes a holistic, self-serve ad tech platform. Its proprietary data-driven, AI-powered solutions allows brands and agencies to advertise across thousands of the world’s leading digital and connected TV publishers.

About Abri SPAC I, Inc.
Abri is a blank check company formed for the purpose of effecting a business combination with one or more businesses. Although there was no restriction or limitation on what industry or geographic region its targets operated in, Abri pursued prospective targets that provide technological innovation in a range of traditionally managed industries with particular emphasis on the financial services industry. For more information, visit abri-spac.com.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding Abri’s proposed Merger with DLQ, Abri’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective managements of Abri and DLQ and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Abri or DLQ. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Merger, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Merger or that the approval of the stockholders of Abri or DLQ is not

Filed by Logiq Inc.

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Logiq, Inc.

(File No. 000-51815)

October 2, 2023

obtained; failure to realize the anticipated benefits of Merger; risk relating to the uncertainty of the projected financial information with respect to DLQ; the amount of redemption requests made by Abri’s stockholders; the overall level of consumer demand for DLQ’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of DLQ’s customers; DLQ’s ability to implement its business strategy; changes in governmental regulation, DLQ’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to DLQ’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of DLQ’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on DLQ and its suppliers and customers; DLQ’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, DLQ’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect Abri’s or DLQ’s financial results is included from time to time in Logiq’s public reports filed with the SEC, as well as the preliminary and the definitive proxy statements that Logiq intends to file with the SEC in connection with Logiq’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Merger. If any of these risks materialize or Abri’s or DLQ’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Abri nor DLQ presently know, or that Abri and DLQ currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Abri’s and DLQ’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Abri and DLQ anticipate that subsequent events and developments will cause their assessments to change. However, while Abri and DLQ may elect to update these forward-looking statements at some point in the future, Abri and DLQ specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Abri’s or DLQ’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Additional Information

In connection with the proposed transactions, Abri has filed materials with the SEC, including a registration statement on Form S-4 (the "Registration Statement"), which includes a proxy statement of Abri for the stockholders of Abri and that serves as a prospectus of Abri. In addition, Logiq has filed materials with the SEC, including a preliminary proxy statement on Schedule 14(a) (the "Proxy Statement"), and other documents relating to the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS, INCLUDING THE REGISTRATION STATEMENT AND THE PROXY STATEMENT INCLUDED THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ABRI, LOGIQ, DLQ AND THE PROPOSED TRANSACTIONS. The Registration Statement and other materials filed by Abri, or the Proxy Statement and other materials filed by Logiq with the SEC may be obtained free of charge from the SEC's website (www.sec.gov)

Filed by Logiq Inc.

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Logiq, Inc.

(File No. 000-51815)

October 2, 2023

Participants in the Solicitation

Abri, Logiq and their respective directors, executive officers and other members of management may be deemed to be participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Logiq is set forth in Logiq’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on May 8, 2023.

Other information regarding persons who may, under the rules of the SEC, be deemed to be participants in the proxy solicitation and a description of their interests in the transaction, by security holdings or otherwise, are included in the proxy statement/prospectus included in the Registration Statement and other relevant materials filed with the SEC regarding the proposed transaction. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Logiq or the SEC's website, as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Abri, Logiq, DLQ or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made in the United States except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, a public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone or internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Company Contact:

Brent Suen, President, CEO and Executive Chairman
DLQ & Logiq
Email contact

Filed by Logiq Inc.

pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Logiq, Inc.

(File No. 000-51815)

October 2, 2023

Logiq Investor Relations:
CMA Investor Relations
Tel (949) 432-7566
Email contact

Abri Contact:
Jeffrey Tirman

Chairman and CEO
Tel (424) 732-1021
Email contact